Exhibit 10.1

AMENDMENT 2009-1
TO THE
UGI CORPORATION
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN AND
SUPPLEMENTAL SAVINGS PLAN

The UGI Corporation Supplemental Executive Retirement Plan and Supplemental Savings Plan, as amended and restated effective January 1, 2009 (collectively, the “Plans”), are hereby amended as follows:

1. Section 3.01 of the UGI Corporation Supplemental Executive Retirement Plan is hereby amended by adding a new subsection (e) to read as follows:

“(e) Notwithstanding the foregoing, no Employee who is hired or rehired by UGI or an Affiliate on or after January 1, 2009, or who is transferred on or after January 1, 2009 into Employee status from an Affiliate that does not participate in this SERP, shall become a Participant in this SERP on or after January 1, 2009.”

2. Section 3.01 of the UGI Corporation Supplemental Savings Plan is hereby amended by adding a new subsection (d) to read as follows:

“(e) Notwithstanding the foregoing, no Employee who is hired or rehired by UGI or an Affiliate on or after January 1, 2009, or who is transferred on or after January 1, 2009 into Employee status from an Affiliate that does not participate in this SSP, shall become a Participant in this SSP on or after January 1, 2009.”

3. This Amendment 2009-1 shall be effective as of January 1, 2009.

4. In all respects not amended, the Plans are ratified and confirmed.